UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

PANDORA MEDIA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

January 10, 2019

Dear Stockholder:

We have previously sent to you proxy material for the Special Meeting of Pandora Media Inc. stockholders, to be held on January 29, 2019. Your Board of Directors recommends that stockholders vote FOR the proposed merger with Sirius XM Holdings Inc. and related proposals on the agenda.

Your vote is important, no matter how many or how few shares you may own. If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,

Steve Bené

General Counsel and Corporate Secretary

REMEMBER:

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-888-750-5834.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Sirius XM Holdings Inc. (“Sirius”) and Pandora Media, Inc. (“Pandora”). In connection with the proposed merger transaction, Sirius filed a registration statement on Form S-4 with the SEC on October 31, 2018, which includes a proxy statement of Pandora and a prospectus of Sirius and each party will file other documents regarding the proposed transaction with the SEC. The Form S-4, as amended, was declared effective by the SEC on December 20, 2018. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Pandora are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sirius and Pandora with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sirius may be obtained free of charge from Sirius at www.siriusxm.com, and the documents filed by Pandora may be obtained free of charge from Pandora at www.Pandora.com. Alternatively, these documents, when available, can be obtained free of charge from Sirius upon written request to Sirius, 1290 Avenue of the Americas, 11th Floor, New York, New York 10104, Attn: Investor Relations, or by calling (212) 584-5100, or from Pandora upon written request to Pandora, 2100 Franklin Street, Suite 700, Oakland, California 94612 Attn: Investor Relations or by calling (510) 451-4100.

Sirius and Pandora and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pandora in favor of the approval of the merger. Information regarding Sirius’ directors and executive officers is contained in Sirius’ Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018 and September 30, 2018 and its Proxy Statement on Schedule 14A, dated April 23, 2018, which are filed with the SEC. Information regarding Pandora’s directors and executive officers is contained in Pandora’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018 and September 30, 2018 and its Proxy Statement on Schedule 14A, dated April 10, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Sirius’ and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger, including the approval of Pandora’s stockholders on the expected terms and schedule; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius’ or Pandora’s substantial competition, which is likely to increase over time; Sirius’ or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius’ or Pandora’s ability to profitably attract and retain subscribers; failing to protect the security of the personal information about Sirius’ or Pandora’s customers; interference to Sirius’ or Pandora’s service from wireless operations; Sirius and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius’ and Pandora’s business; consumer protection laws and their enforcement; Sirius’ or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius’ dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius’ or Pandora’s business; failure of Sirius’ satellites would significantly damage its business; the interruption or failure of Sirius’ or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius’ failure to comply with FCC requirements; modifications to Sirius’ or Pandora’s business plan; Sirius’ or Pandora’s indebtedness; Sirius’ studios, terrestrial repeater networks, satellite uplink facilities or Sirius’ or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius’ principal stockholder has significant influence over its affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius’ common stock; Sirius is a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius’ or Pandora’s business by third-party intellectual property rights; changes to Sirius’ dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and Sirius and Pandora disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

January 16, 2019

Dear Stockholder:

According to our latest records, we have not yet received your proxy for the important special meeting of shareholders of Pandora Media Inc., to be held on January 29, 2019. Your Board of Directors recommends that shareholders vote FOR the proposed merger with Sirius XM Holdings Inc. and related proposals on the agenda.

Please help your company avoid the expense of further solicitation by voting today by telephone, via the internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Thank you for your cooperation.

Very truly yours,

Steve Bené

General Counsel and Corporate Secretary

TIME IS SHORT AND YOUR VOTE IMPORTANT!

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions or need assistance in voting

your shares, please call our proxy solicitor:

INNISFREE M&A INCORPORATED,

TOLL-FREE at 1-888-750-5834.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Sirius XM Holdings Inc. (“Sirius”) and Pandora Media, Inc. (“Pandora”). In connection with the proposed merger transaction, Sirius filed a registration statement on Form S-4 with the SEC on October 31, 2018, which includes a proxy statement of Pandora and a prospectus of Sirius and each party will file other documents regarding the proposed transaction with the SEC. The Form S-4, as amended, was declared effective by the SEC on December 20, 2018. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Pandora are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sirius and Pandora with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sirius may be obtained free of charge from Sirius at www.siriusxm.com, and the documents filed by Pandora may be obtained free of charge from Pandora at www.Pandora.com. Alternatively, these documents, when available, can be obtained free of charge from Sirius upon written request to Sirius, 1290 Avenue of the Americas, 11th Floor, New York, New York 10104, Attn: Investor Relations, or by calling (212) 584-5100, or from Pandora upon written request to Pandora, 2100 Franklin Street, Suite 700, Oakland, California 94612 Attn: Investor Relations or by calling (510) 451-4100.

Sirius and Pandora and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pandora in favor of the approval of the merger. Information regarding Sirius’ directors and executive officers is contained in Sirius’ Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018 and September 30, 2018 and its Proxy Statement on Schedule 14A, dated April 23, 2018, which are filed with the SEC. Information regarding Pandora’s directors and executive officers is contained in Pandora’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018 and September 30, 2018 and its Proxy Statement on Schedule 14A, dated April 10, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Sirius’ and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger, including the approval of Pandora’s stockholders on the expected terms and schedule; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius’ or Pandora’s substantial competition, which is likely to increase over time; Sirius’ or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius’ or Pandora’s ability to profitably attract and retain subscribers; failing to protect the security of the personal information about Sirius’ or Pandora’s customers; interference to Sirius’ or Pandora’s service from wireless operations; Sirius and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius’ and Pandora’s business; consumer protection laws and their enforcement; Sirius’ or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius’ dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius’ or Pandora’s business; failure of Sirius’ satellites would significantly damage its business; the interruption or failure of Sirius’ or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius’ failure to comply with FCC requirements; modifications to Sirius’ or Pandora’s business plan; Sirius’ or Pandora’s indebtedness; Sirius’ studios, terrestrial repeater networks, satellite uplink facilities or Sirius’ or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius’ principal stockholder has significant influence over its affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius’ common stock; Sirius is a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius’ or Pandora’s business by third-party intellectual property rights; changes to Sirius’ dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and Sirius and Pandora disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

PANDORA MEDIA, INC. ATTN: LEGAL DEPARTMENT 2100 FRANKLIN STREET SUITE 700 OAKLAND, CA 94612

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on January 28, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on January 28, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E54321-Z73725                                  KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

PANDORA MEDIA, INC.

The Board of Directors recommends that you vote FOR each of the following proposals:
	For	Against	Abstain
1.

To adopt the Agreement and Plan of Merger and Reorganization (the “merger agreement”), dated as of September 23, 2018 (as such agreement may be amended from time to time), by and among Pandora, Sirius XM Holdings Inc., White Oaks Acquisition Corp., Sirius XM Radio Inc., Billboard Holding Company, Inc., and Billboard Acquisition Sub, Inc., pursuant to which through a series of transactions Sirius XM will acquire Pandora (the “merger agreement proposal”).

	☐	☐	☐
2.

To approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to Pandora’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement.

	☐	☐	☐
3.

To approve one or more adjournments or postponements of the Pandora special meeting, if necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes at the time of the Pandora special meeting to approve the merger agreement proposal.

	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Combined Document is available at www.proxyvote.com.

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E54322-Z73725

PANDORA MEDIA, INC.

Special Meeting of Stockholders

January 29, 2019 at 9:00 am PST

This proxy is solicited by the Board of Directors

The stockholders hereby appoint Roger Lynch, Naveen Chopra and Stephen Bené, or each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of PANDORA MEDIA, INC. that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 am PST on January 29, 2019, at the Cathedral of Christ the Light Event Center, Conference Room AB, 2121 Harrison St., Oakland, CA 94612, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side